EXHIBIT     DESCRIPTION

EX-99.a1    Amended and Restated Agreement and Declaration of Trust dated March
            9, 1998 and amended March 1, 1999 (filed as Exhibit a1 to
            Post-Effective Amendment No. 30 to the Registration Statement, File
            No. 2-82734, filed on December 29, 1999, and incorporated herein by reference).

EX-99.a2    Amendment to the Declaration of Trust.

EX-99.b     Amended and Restated Bylaws dated March 9, 1998 (filed as Exhibit 2b of Post-Effective Amendment No. 23 to the Registration Statement on
            Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on March 26, 1998 and incorporated herein by reference).

EX-99.d1    Investor Class Management Agreement between American Century
            California Tax-Free and Municipal Funds and American Century
            Investment Management, Inc., dated August 1, 1997 (filed as Exhibit
            5 of Post-Effective Amendment No. 33 to the Registration Statement
            on Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.d2    Amendment to the Investor Class Management Agreement between
            American Century California Tax-Free and Municipal Funds and
            American Century Investment Management, Inc., dated March 31, 1998
            (filed as Exhibit 5b of Post-Effective Amendment No. 23 to the
            Registration Statement on Form N-1A of American Century Municipal
            Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.d3    Amendment to the Investor Class Management Agreement between
            American Century California Tax-Free and Municipal Funds and
            American Century Investment Management, Inc., dated July 1, 1998
            (filed as Exhibit d3 of Post-Effective Amendment No. 39 to the
            Registration Statement on Form N-1A of American Century Government
            Income Trust, File No 2-99222, filed on July 28, 1999, and incorporated herein by reference).

EX-99.d4    Amendment No. 1 to the Investor Class Management Agreement between
            American Century California Tax-Free and Municipal Funds and
            American Century Investment Management, Inc. dated September 16,
            2000 (filed as Exhibit d4 to Post-Effective Amendment No. 30 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5    C Class Management Agreement between American Century Target
            Maturities Trust, American Century Government Income Trust, American
            Century Investment Trust, American Century Quantitative Equity
            Funds, American Century Municipal Trust and American Century
            Investment Management, Inc. dated September 16, 2000 (filed as
            Exhibit d6 to Post-Effective Amendment No. 35 to the Registration
            Statement on Form N-1A of American Century Target Maturities Trust,
            File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.e1    Distribution Agreement between American Century California Tax-Free and Municipal Funds and American Century Investment Services, Inc.
            dated March 13, 2000 (filed as Exhibit e7 to Post-Effective
            Amendment No. 17 to the Registration Statement on Form N-1A of
            American Century World Mutual Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds and American Century
            Investment Services, Inc. dated June 1, 2000 (filed as Exhibit e9 to
            Post-Effective Amendment No. 19 to the Registration Statement on
            Form N-1A of American Century World Mutual Funds, Inc., File No.
            33-39242, filed on May 25, 2000, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds and American Century
            Investment Services, Inc. dated November 20, 2000 (filed as Exhibit
            e10 to Post-Effective Amendment No. 29 to the Registration Statement
            on Form N-1A of American Century Variable Portfolios, Inc., File No.
            33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds and American Century
            Investment Services, Inc. dated March 1, 2001 (filed as Exhibit e4 to Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99-e5    Amendment No. 4 to the Distribution Agreement between American
            Century California Tax-Free and Municipal Funds and American Century
            Investment Services, Inc. dated April 30, 2001 (filed as Exhibit e5 to Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.g1    Master Agreement by and between Commerce Bank N.A. and Twentieth
            Century Services, Inc dated January 22, 1997 (filed as Exhibit g2 to
            Post-Effective Amendment No. 76 to the Registration Statement of
            American Century Mutual Funds, Inc., File No. 2-14213, filed on
            February 28, 1997, and incorporated hereby by reference).

EX-99.g2    Global Custody Agreement between American Century Investments and
            The Chase Manhattan Bank, dated August 9, 1996, (filed as Exhibit 8 of Post-Effective Amendment No. 31 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement between American Century
            Investments and The Chase Manhattan Bank dated December 9, 2000
            (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
            Registration Statement on Form N-1A of American Century Variable
            Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement American Century American Century
            California Tax-Free and Municipal Funds and American Century
            Services Corporation, dated August 1, 1997 (filed as Exhibit 9 to
            Post-Effective Amendment No. 33 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2    Amendment to the Transfer Agency Agreement between American Century
            California Tax-Free and Municipal Funds and American Century
            Services Corporation dated March 9, 1998 (filed as Exhibit 9b to
            Post-Effective Amendment No. 23 to the Registration Statement on
            Form N-1A of American Century Municipal Trust, File No. 2-91229,
            filed on March 26, 1998, and incorporated herein by reference).

EX-99.h3    Amendment No. 1 to the Transfer Agency Agreement between American
            Century California Tax-Free and Municipal Funds and American Century
            Services Corporation dated June 29, 1998 (filed as Exhibit 9b to
            Post-Effective Amendment No. 23 to the Registration Statement on
            Form N-1A of American Century Quantitative Equity Funds, File No.
            33-19589, filed on June 29, 1998, and incorporated herein by reference).

EX-99.h4    Amendment No. 2 dated November 20, 2000 to the Transfer Agency
            Agreement between American Century California Tax-Free and Municipal
            Funds and American Century Services Corporation (filed as Exhibit h4 to Post-Effective Amendment No. 30 to the Registration Statement on
            Form N-1A of the Registrant, File No. 2-82734, filed on December 29,
            2000, and incorporated herein by reference).

EX-99.h5    Credit Agreement between American Century Funds and The Chase
            Manhattan Bank, as Administrative Agent, dated as of December 19,
            2000 (filed as Exhibit h5 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A American Century Target
            Maturities Trust, File No. 2-94608, filed on January 31, 2001, and incorporated herein by reference).

EX-99.i     Opinion and consent of counsel (filed as a part of Post-Effective
            Amendment No. 28 of the Registration Statement of the Registrant,
            File No. 2-82734, filed on December 28, 1998 and incorporated herein by reference).

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent accountants.

EX-99.j2    Consent of KPMG Peat Marwick, LLP, independent auditors (filed as a part of Post-Effective Amendment No. 28 of the Registration
            Statement of the Registrant, File No. 2-82734, filed on December 28,
            1998, and incorporated herein by reference).

EX-99.j3    Power of Attorney dated September 16, 2000 (filed as Exhibit j3 to
            Post-Effective Amendment No. 30 to the Registration Statement on
            Form N-1A of the Registrant, File no. 2-82734, filed on December 29,
            2000, and incorporated herein by reference).

EX-99.m1    Master Distribution and Individual Shareholder Services Plan of
            American Century Government Income Trust, American Century
            California Tax-Free and Municipal Funds, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (C Class) dated September 16, 2000 (filed as Exhibit m3 to Post-Effective Amendment No. 35 to the Registration
            Statement on Form N-1A of American Century Target Maturities Trust,
            File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.n     Amended and Restated Multiple Class Plan of American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century International Bond Funds, American
            Century Investment Trust, American Century Target Maturities Trust
            and American Century Quantitative Equity Funds dated November 20,
            2000 (filed as Exhibit n to Post-Effective Amendment No. 35 to the
            Registration Statement on Form N-1A of American Century Target
            Maturities Trust, File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.p     American Century Investments Code of Ethics (filed as Exhibit P to
            Post-Effective Amendment No. 30 to the Registration Statement on
            Form N-1A of the Registrant, File No. 2-82734, filed on December 29,
            2000, and incorporated herein by reference).